Exhibit 10.35

                    AGREEMENT REGARDING TERMINATION OF LEASE


THIS AGREEMENT REGARDING TERMINATION OF LEASE ("Agreement") is made and entered into this 25th day of May, 2002, by and between STERLING REALTY ORGANIZATION CO., a Washington corporation ("Landlord"), and INFOWAVE USA, INC., a Washington corporation (Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into that certain Lease Agreement dated May 25, 2001 (the "Lease") whereby Tenant agreed to lease certain premises known as Suite 500 (the "Premises") in the building located at 3535 Factoria Boulevard S.E., Bellevue, Washington (the "Building"). The Building is located on that certain real property legally described on Exhibit A attached hereto (the "Property").

     B. Landlord agrees to terminate the Lease prior to the expiration date stated therein, and Landlord and Tenant hereby do so on the following terms and conditions:

                                    AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1. Capitalized Terms. All capitalized terms not defined in this Agreement shall have the meaning attributed to them in the Lease.

2.   Termination  Date.  The Lease shall  terminate  at midnight on May 31, 2002
     (the "Termination Date"). Except as specifically set forth in this Agreement, Landlord and Tenant hereby release each other from all obligations, duties and liabilities under or arising from the Lease as of Termination Date.

3. Surrender of Premises. On or prior to June 14, 2002, Tenant shall remove all of its personal property from the Premises, other than the furniture, fixtures and equipment located in the Premises, which are hereby transferred to Landlord as of such date. Tenant shall repair any damage to the Premises caused by the removal of Tenant's personal property. Any fixtures or improvements that are attached to the Premises shall become property of Landlord and shall remain in the Premises in accordance with the terms of the Lease.

     If Tenant fails to repair the damage, if any, caused by its removal of personal property, Tenant shall promptly reimburse Landlord for the costs incurred by Landlord to repair such damage.

4. Termination Payment. By close of business on May 31, 2002, Tenant shall pay to Landlord One Hundred Fifty Thousand Dollars ($150,000.00), by wire transfer or cashier's check, as consideration for Tenant's early termination of the Lease (the "Termination Payment"). 5. Letter of Credit. Upon receipt of the Termination Payment, Landlord shall release its right to the Letter of Credit in the amount of One Hundred Ten Thousand Dollars ($110,000.00), currently held by Landlord in accordance with the terms of Paragraph 1(g) of the Lease.

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


6. Sublease with First Northwest Mortgage Corporation. Tenant shall, by execution of the Assignment of Sublease in the form attached hereto as Exhibit B (the "Assignment of Sublease"), assign to Landlord its interest in that certain Sublease between Tenant and First Northwest Mortgage Corporation, a Washington corporation ("FNMC"), dated December 10, 2001 (the "Sublease"), pertaining to 1,969 rentable square feet of the Premises. Additionally, Tenant shall transfer to Landlord no later than the close of business on May 31, 2002, by wire transfer or cashier's check, the Security Deposit paid to Tenant by FNMC in the amount of Three Thousand Two Hundred Eighty-two Dollars ($3,282.00) (the "Security Deposit").


7. Operating Expenses. Tenant shall be responsible for all expenses incurred in connection with the Premises, as provided by the terms of the Lease, through the date on which Tenant actually vacates the Premises (as opposed to the only through the Termination Date).

8. Effectiveness of Agreement. The effectiveness of this Agreement is subject to and conditioned upon (a) Tenant's payment to Landlord of the Termination Payment, (b) Tenant's transfer to Landlord of the Security Deposit, (c) Tenant's execution of the Assignment of Sublease, and this Agreement shall be effective and enforceable only if all such conditions are satisfied on or before 5:00 p.m. on May 31, 2002.

10. Whole Agreement. This Agreement sets forth the entire understanding between Landlord and Tenant with respect to the subject matter of this Agreement and replaces all prior to contemporaneous oral or written agreements or understandings.

11. Attorneys' Fees and Expenses of Litigation. If either party shall consult an attorney or bring suit to enforce or interpret this Agreement, or to recover damages and a resolution is reached or a judgment is entered, the substantially prevailing party shall be entitled to a reasonable sum as attorneys' fees, and all reasonable costs and expenses in connection with such dispute or suit, which sum shall be included in any judgment or decree.

12. Governing Law. This Agreement shall be construed and governed in accordance with the laws of the State of Washington.


13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the

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


     same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

14.  Exhibits.

     Exhibit A - Assignment of Sublease

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                            LANDLORD:

                            STERLING REALTY ORGANIZATION CO.,
                            a Washington corporation,


                            By:
                               -------------------------------------------------
                               David Schooler, President

                            TENANT:

                            INFOWAVE USA, INC.,
                            a Washington corporation


                            By:
                               -------------------------------------------------
                               Chief Financial Officer

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


                                    EXHIBIT A
                                       TO
                    AGREEMENT REGARDING TERMINATION OF LEASE

                          Legal Description of Property


Parcel C
--------


All that certain real property situate in the County of King, State of Washington, being a portion of the south half of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington, and being more particularly described as follows:
Beginning at the southwesterly corner of the southeast quarter of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington;
thence from said Point of Beginning along the south line of the southwest quarter of the northwest quarter of the southeast quarter of said Section 9 north 87(degree)22'54" west 32.98 feet;
thence north 01(degree)08'52" east 166.07 feet;
thence north 33(degree)59'03" east 61.63 feet;
thence south 87(degree)22'23" east 274.45 feet;
thence south 02(degree)37'06" west 218.60 feet to a point on the south line of said south half of the northwest quarter of the southeast quarter of Section 9; thence along last said south line north 87(degree)22'54" west 269.29 feet to the True Point of Beginning.

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


                                    EXHIBIT C
                                       TO
                    AGREEMENT REGARDING TERMINATION OF LEASE

                          Form of 12600 Building Lease
                          ----------------------------


                                 [See Attached]

                             ASSIGNMENT OF SUBLEASE
                              ----------------------


THIS ASSIGNMENT OF SUBLEASE ("Assignment") is made and entered into as of the 25th day of May, 2002 by and between INFOWAVE USA, INC., a Washington corporation ("Assignor") and STERLING REALTY ORGANIZATION, CO., a Washington corporation ("Assignee").

                                    RECITALS
                                    --------

This Assignment is made and delivered in order to effect and document the transfer by Assignor to Assignee of Assignor's right, title and interest as Sublessor under that certain Sublease by and between Infowave USA, Inc., as sublessor, and First Northwest Mortgage Corporation dba Northwest Federal Mortgage Corporation, as sublessee, dated December 10, 2001 (the "Sublease"). The Sublease pertains to approximately 1,969 rentable square feet of the premises known as Suite 500 of the building located at 3535 Factoria Boulevard S.E., in the City of Bellevue, County of King, State of Washington (the "Premises"). Assignor currently leases the Premises from Assignee pursuant to the terms of the certain Lease Agreement between Assignor and Assignee dated May 25, 2001 (the "Master Lease"). The legal description of the real property on which the building is located is set forth on Exhibit A attached hereto.

                                    AGREEMENT
                                    ---------

NOW, THEREFORE, the parties agree as follows:

1. Assignment. Assignor hereby assigns, delivers and transfers to Assignee, all of Assignor's right, title and interest in, to and under the Sublease.

2. Acceptance. Assignee hereby accepts this Assignment and agrees to perform all of the obligations of sublessor thereunder.

3.   Effective Date.  This  Assignment  shall be effective as of June 1, 2002.



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




IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

ASSIGNOR:                               ASSIGNEE:

INFOWAVE USA, INC.,                     STERLING REALTY ORGANIZATION CO.,
a Washington corporation                a Washington corporation


By:_________________________            By:________________________________
   Its:_____________________               David Schooler, President -

                                    EXHIBIT A
                                       TO
                             ASSIGNMENT OF SUBLEASE

                          Legal Description of Property
                          -----------------------------


Parcel C
--------

All that certain real property situate in the County of King, State of Washington, being a portion of the south half of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington, and being more particularly described as follows:
Beginning at the southwesterly corner of the southeast quarter of the northwest quarter of the southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington;
thence from said Point of Beginning along the south line of the southwest quarter of the northwest quarter of the southeast quarter of said Section 9 north 87(degree)22'54" west 32.98 feet;
thence north 01(degree)08'52" east 166.07 feet;
thence north 33(degree)59'03" east 61.63 feet; thence south 87(degree)22'23" east 274.45 feet;
thence south 02(degree)37'06" west 218.60 feet to a point on the south line of said south half of the northwest quarter of the southeast quarter of Section 9; thence along last said south line north 87(degree)22'54" west 269.29 feet to the True Point of Beginning.


                                      A - 1